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                                                       EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-88518, No. 33-88520, No. 333-53741 and No.
333-53743) of Rouge Industries, Inc. of our report dated February 2, 2001, except as to Note 5 which is as of March 13, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Detroit, Michigan
March 16, 2001